UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 3, 2026
Pacific Biosciences of California, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1305 O’Brien Drive
Menlo Park, California 94025
(Address of principal executive offices) (Zip Code)
(650) 521-8000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PACB	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On November 4, 2026, Pacific Biosciences of California, Inc. (the “Company”) announced its financial results for its third fiscal quarter ended September 30, 2026. A copy of the press release containing the announcement is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
The information furnished in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Chief Financial Officer Transition
Effective November 3, 2026 (the “Effective Date”), Jim Gibson stepped down as the Chief Financial Officer, principal financial officer and principal accounting officer of the Company and transitioned to a non-executive advisory role[ as an advisor to the Chief Executive Officer]. Mr. Gibson is expected to remain employed by the Company in that advisory role to assist with the transition of his responsibilities from the Effective Date through March 31, 2027, or such earlier date on which his employment is terminated for cause (the “Transition Period”).
The Company expects to enter into a transition agreement and release with Mr. Gibson (the “Transition Agreement”), pursuant to which, during the Transition Period, Mr. Gibson will (i) continue to receive his current base salary, (ii) remain eligible to earn an annual cash bonus for 2026 in accordance with the terms of his offer letter, payable at the same time annual cash bonuses are paid to the Company’s executives and no later than March 15, 2027, (iii) remain eligible to participate in the Company’s employee benefit plans, and (iv) continue to vest in his outstanding equity awards in accordance with their terms. In addition, subject to Mr. Gibson’s execution and non-revocation of a separation agreement and release following the end of the Transition Period, his continued compliance with the Transition Agreement and his confidentiality obligations to the Company, and his good faith performance of any transition services requested by the Company, Mr. Gibson will be entitled to (a) a lump sum cash payment of $500,000, less applicable withholdings, and (b) payment of his COBRA premiums for up to 12 months following the end of the Transition Period (or, if earlier, until he obtains health insurance coverage through another employer). These severance payments and benefits will be in full satisfaction of any severance obligations under Mr. Gibson’s Change in Control and Severance Agreement with the Company, dated March 31, 2025. The foregoing description is based on the Company’s current expectations, and the terms of Mr. Gibson’s transition remain subject to the execution of the Transition Agreement. If the Transition Agreement is entered into, the Company expects to file a copy as an exhibit to its Annual Report on Form 10-K for the fiscal year ending December 31, 2026.

Appointment of Interim Chief Financial Officer
On November 3, 2026, the Board of Directors of the Company (the “Board”) appointed Mark Van Oene, age 54, to serve as the Company’s interim Chief Financial Officer and principal financial officer, effective as of the Effective Date, until a successor is appointed. Mr. Van Oene will continue to serve as the Company’s President and Chief Executive Officer. The Board intends to conduct a search for a permanent Chief Financial Officer.
Biographical information for Mr. Van Oene is set forth under the heading “Executive Officers” in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 23, 2026 and in Item 5.02 of the Company’s Current Report on Form 8-K filed with the SEC on August 5, 2026, and is incorporated herein by reference. There are no arrangements or understandings between Mr. Van Oene and any other person pursuant to which he was appointed as interim Chief Financial Officer, there are no family relationships between Mr. Van Oene and any director or executive officer of the Company, and Mr. Van Oene has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Van Oene’s compensation will not change in connection with his appointment as interim Chief Financial Officer, and the Company has not entered into or materially amended any plan, contract or arrangement with him, or made any grant or award to him, in connection with his appointment.

Appointment of Chief Accounting Officer
On November 3, 2026, the Board appointed Bill Meyer, age 64, as the Company’s Chief Accounting Officer and designated him as the Company’s principal accounting officer, effective as of the Effective Date. Mr. Meyer has served as the Company’s Corporate Controller since August 2026. Prior to joining the Company, Mr. Meyer served as Vice President, Finance at Visby Medical, Inc., a medical diagnostics company developing handheld PCR diagnostic tests, from September 2019 to March 2026. Mr. Meyer holds a B.S. in Business Administration from California State University, Sacramento, and is a Certified Public Accountant (inactive) in California. There are no arrangements or understandings between Mr. Meyer and any other person pursuant to which he was appointed as Chief Accounting Officer, there are no family relationships between Mr. Meyer and any director or executive officer of the Company, and Mr. Meyer has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Meyer’s compensation did not change in connection with his appointment, and the Company has not entered into or materially amended any plan, contract or arrangement with him, or made any grant or award to him, in connection with his appointment.
In connection with his appointment, the Company expects to enter into its standard form of indemnification agreement with Mr. Meyer, the form of which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-168858) filed with the SEC on August 16, 2010.
ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Press Release dated November 4, 2026, titled “PacBio Announces Third Quarter 2026 Financial Results” (furnished and not filed herewith solely pursuant to Item 2.02).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

	By:	/s/ Bill Meyer
Bill Meyer
Chief Accounting Officer
Date: November 4, 2026